UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously reported, on September 12, 2010, PAETEC Holding Corp. (“PAETEC”) entered into a merger agreement to acquire Cavalier Telephone Corporation in an all-cash transaction. Upon completion of the merger, Cavalier Telephone Corporation will become an indirect, wholly-owned subsidiary of PAETEC.

PAETEC is hereby furnishing certain financial and other information about Cavalier Telephone Corporation and its subsidiaries (collectively, “Cavalier”). The following information has been furnished by Cavalier to PAETEC, which has not independently verified the accuracy of such information. Cavalier’s historical results for any prior period are not necessarily indicative of results to be expected for any future period.

Information About Cavalier Telephone

Cavalier is a facilities-based competitive communications services provider that delivers traditional circuit-switched telephony services and IP-based communications services to customers in 16 states in the Mid-Atlantic, Southeast and Midwest regions of the United States, as well as in the District of Columbia. As part of its communications solutions, Cavalier provides commercial, consumer and government customers and other communications providers with high-quality voice and data communications services that include local and long-distance telephone services, high-speed and dial-up Internet services, and transport services. Through its Intellifiber subsidiary, Cavalier maintains one of the most extensive competitive networks in the Eastern United States, with approximately 16,600 route miles of fiber, including approximately 4,700 metro route miles, totaling approximately 696,000 fiber miles of transport in 23 states and Washington, D.C. as of September 30, 2010. As of September 30, 2010, Cavalier served a diversified customer base of approximately 164,000 customers located in 27 of the country’s top 100 metropolitan statistical areas.

As of September 30, 2010, Cavalier had 1,122 full-time employees. None of the company’s employees is covered by collective bargaining contracts.

Customers

Cavalier provides voice and data services to commercial and consumer customers and, through its Intellifiber subsidiary, sells, installs and maintains high-capacity services for communications services providers, federal, state and local governmental agencies and entities, and enterprise organizations.

Commercial. Cavalier’s commercial business targets small and medium-sized businesses. Cavalier provides its business customers with voice, data and managed services solutions, including high-speed access lines with various capabilities tailored to the specific needs of each customer.

Consumer. Cavalier’s consumer business targets residential end-users for sales of traditional voice and data services. In recent periods, Cavalier has implemented simplified voice and Internet service offerings to address the needs of its most value-sensitive residential customers.

Intellifiber. Intellifiber’s communication service provider customers include wireless, competitive and interexchange carriers, while its enterprise customers encompass primarily financial, energy and media businesses, Internet content providers, and data center operators. Intellifiber offers its customers the full array of Cavalier services, with a focus on access and transport services with mission-critical applications. In recent periods, Intellifiber has sought to extend the use of its network with customer-driven investments and innovation through the construction of new low latency routes to reduce information transmission time primarily for financial industry customers.

Cavalier derived its total net revenues of approximately $667.4 million for 2007, approximately $528.0 million for 2008, approximately $421.1 million for 2009 and approximately $288.7 million for the nine months ended September 30, 2010 from its customers as follows:

	Year Ended December 31,			Nine Months Ended September 30,
	2007	2008	2009	2010
Commercial	41%	43%	47%	52%
Consumer	46%	41%	33%	26%
Intellifiber	8%	12%	15%	18%
Other	5%	4%	5%	4%

Total revenue	100%	100%	100%	100%

Products and Services

Among the voice and data products and services Cavalier offers are the following:

•

Basic Voice and Data and IP Telephony Services. Cavalier’s basic circuit-switched telephony services include flexible voice bundles, international and toll-free calling, voicemail, and digital subscriber lines, or “DSL.” Cavalier also offers a hosted IP telephony product, which includes unified messaging, advanced call routing and outlook integration.

•

Advanced Access Solutions. Through its commercial and Intellifiber operations, Cavalier provides access and transport services, including integrated voice and data services, primary rate interface, or “PRI,” services, and dedicated Internet access services, as well as physical layer options, including T1, Ethernet and Ethernet over Copper, and synchronous optical networking, or “SONET.”

•

Private Network Solutions. Cavalier delivers virtual private local area network services, or “VPLS,” as well as remote access virtual private network services, or “VPN.” Cavalier also offers multiprotocol label switching, or “MPLS,” an IP VPN service that provides secure communications connections between end-user locations.

•	Managed Services. The managed services offered by Cavalier include e-mail security, network-based firewalls, web content filtering, data back-up, equipment management, and a network management portal.

•

Professional Services. Cavalier also delivers professional services, such as dedicated web hosting, Voice over Internet Protocol, readiness assessments, collocation services, server virtualization services, systems integration services, and network assessments.

Facilities

Fiber Network. Cavalier’s network infrastructure includes Intellifiber’s advanced fiber optic network, which enables Cavalier to provide flexible and customer-specific solutions while maintaining significant control over the quality and consistency of the services it delivers. The network provides Cavalier’s customers with a wide range of connectivity options. As of September 30, 2010, Intellifiber’s network included a total of 4,681 metro route miles, totaling 204,748 fiber miles of transport in 36 different metro markets in tier 1, 2 and 3 cities, with dense coverage in Richmond, Norfolk, Baltimore, the greater Washington, D.C. metropolitan area, Philadelphia, Newark/Wilmington and Cleveland. The network also encompasses 11,947 intercity route miles, with 490,979 fiber miles of transport. The intercity network interconnects tier 1 markets such as New York City, Washington, D.C. and numerous tier 2 and tier 3 cities throughout the Northeast, Mid-Atlantic and Midwest regions of the United States.

The company’s fiber network is a combination of fiber owned by the company and fiber to which the company has indefeasible rights of use, or “IRUs.” There is extensive capacity throughout the network to add additional customers and services. A total of 4,057 route miles of IRU fiber, primarily in the Southeastern United States, is currently not “lit.”

Intellifiber has approximately 1,000 on-net locations, including central offices of incumbent local exchange carriers, carrier hotels, data centers, and key traffic aggregation sites, enterprise buildings and cellular tower locations, and network points of presence. Intellifiber’s network also contributes to enhanced operating margins for the traditional telephone services delivered to the company’s commercial and consumer customers.

Switching Facilities. Cavalier’s switches are the primary electronic components that connect customers to its network and transmit voice communications over its network. As of September 30, 2010, Cavalier had 17 switches deployed and Cavalier’s primary switching facilities for voice communications consisted of nine Alcatel-Lucent 5ESS switches, five Nortel DMS switches, and three Metaswitch switches. All of Cavalier’s switches are capable of handling both local and long distance voice traffic. In addition, Cavalier has an extensive IP infrastructure and is capable of providing MPLS services and Internet access throughout the network. The primary components of the IP infrastructure include Juniper and Alcatel-Lucent routers and switches.

Collocations. In addition to its switching platform, Cavalier has collocated communications equipment within the central offices of incumbent local telephone companies and in other locations in various markets throughout the company’s service area. As of September 30, 2010, Cavalier had a total of 574 collocations. Collocation enables Cavalier to provide remote facilities-based local and long-distance services in markets where Cavalier does not have switches, by using Cavalier’s switches in other locations as hosts. To provide these remote services, Cavalier uses its fiber network and leased facilities to connect its remote equipment to its switches when it is economically and operationally advantageous for Cavalier to do so. Cavalier’s deep collocation footprint allows it to serve approximately 96% of its access lines on-net.

Cavalier Financial Information

The audited consolidated financial statements of Cavalier as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and the unaudited consolidated financial statements as of and for the three-month and nine-month periods ended September 30, 2010 and 2009 are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 7.01 by reference.

The following table presents certain additional financial data for Cavalier for the nine-month and twelve-month periods ended September 30, 2010:

	Nine Months Ended September 30, 2010	Twelve Months Ended September 30, 2010
	(in thousands)
Capital expenditures	$26,588	$34,530
Adjusted EBITDA	$67,074	$90,195

Adjusted EBITDA is not a financial measure prepared in accordance with generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined by Cavalier as loss from continuing operations before depreciation and amortization, interest expense, provision for (benefit from) income taxes, stock-based compensation, and integration, restructuring and merger related costs. The following table sets forth a quantitative reconciliation of adjusted EBITDA to loss from continuing operations, as loss from continuing operations is calculated in accordance with GAAP, for the periods presented (in thousands):

	Nine Months Ended September 30, 2010	Twelve Months Ended September 30, 2010
Loss from continuing operations	$(3,619)	$(5,076)
Add back non-EBITDA items included in loss from continuing operations:
Depreciation and amortization	37,794	51,115
Interest expense, net of interest income	31,456	43,018
Provision for (benefit from) income taxes	319	(268)

EBITDA	65,950	88,789
Stock-based compensation	107	389
Integration, restructuring and merger related costs	1,017	1,017

Adjusted EBITDA	$67,074	$90,195

Risks Relating to PAETEC’s Proposed Acquisition of Cavalier

PAETEC’s proposed acquisition of Cavalier is subject to certain risks, including the risks set forth below.

PAETEC may fail to realize the anticipated benefits of its acquisition of Cavalier.

PAETEC’s future success will depend in part on its ability to realize the enhanced revenue opportunities, cost savings and operating efficiencies that it expects to result from the integration of the PAETEC and Cavalier businesses. PAETEC’s operating results and financial condition will be adversely affected if PAETEC is unable to integrate successfully the operations of PAETEC and Cavalier, fails to achieve or achieve on a timely basis such enhanced revenue opportunities, cost savings and operating efficiencies, or incurs unforeseen costs and expenses or experiences unexpected operating difficulties that offset anticipated cost savings. In particular, the integration of PAETEC and Cavalier will involve, among other matters, the integration of network infrastructure and other systems and operating hardware and software relating to sales, marketing, billing, accounting, quality control, management, personnel, payroll and regulatory compliance, some of which may be incompatible and therefore may need to be replaced.

Integration of the PAETEC and Cavalier businesses may impose significant burdens on PAETEC’s management and internal resources.

Successful integration of the operations, products and personnel of PAETEC and Cavalier may place a significant burden on PAETEC’s management and internal resources. The diversion of management’s attention from operations and any difficulties encountered in the transition and integration process could harm PAETEC’s business, financial condition and operating results. The integration process will require PAETEC and Cavalier to coordinate their general and administrative functions. The integration of administrative functions will include coordinating purchasing, employee benefits, payroll and financial reporting activities. Delays in successfully integrating and managing such functions could contribute to employee dissatisfaction and turnover, control deficiencies, and other unplanned costs. In addition, the combination of the PAETEC and Cavalier organizations could result in greater competition for resources and the elimination of product development programs which the companies otherwise might have successfully completed.

PAETEC will incur significant transaction and merger-related integration costs in connection with the acquisition.

PAETEC is currently developing a plan to integrate the operations of Cavalier after the merger. In connection with that plan, PAETEC anticipates that it will incur certain non-recurring charges, such as severance and billing system conversion costs, in connection with this integration. PAETEC cannot identify the timing, nature and amount of all such charges as of the date of this filing. Further, PAETEC currently expects to incur significant transaction costs that will be charged as an expense in the period incurred. The significant transaction costs and merger-related integration costs could materially affect PAETEC’s results of operations in the period in which such charges are recorded. Although PAETEC believes that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, will offset incremental transaction and merger-related costs over time, this net benefit may not be achieved in the near term, or at all.

PAETEC and Cavalier will be subject to business uncertainties while the merger is pending that could adversely affect their businesses.

Uncertainty about the effect of the merger on employees and customers may have an adverse effect on PAETEC and Cavalier and, consequently, on the combined company. Although PAETEC and Cavalier intend to take actions to reduce any adverse effects, these uncertainties may impair their ability to attract, retain and motivate key personnel until the merger is completed and for a period of time thereafter. These uncertainties could cause customers, suppliers and others that deal with PAETEC and Cavalier to seek to change existing business relationships with the two companies. Employee retention could be reduced during the pendency of the merger, as employees may experience uncertainty about their future roles with the combined company. If, despite PAETEC’s and Cavalier’s retention efforts, key employees depart because of concerns relating to the uncertainty and difficulty of the integration process or a desire not to remain with the combined company, the combined company’s business could be harmed.

PAETEC’s acquisition of Cavalier is subject to the receipt of consent or approval from governmental entities that may impose conditions that could have a material adverse effect on the combined company.

PAETEC’s acquisition of Cavalier is conditioned upon the receipt of consents, orders, approvals or clearances from the Federal Communications Commission and various state public utility commissions or similar entities. In deciding whether to grant some of these consents and approvals, the governmental entities will consider the effect of the proposed merger on competition in various jurisdictions, as well as other public interest considerations, and as a result may impose terms and conditions upon the combined company as a condition of their consent or approval. The imposition of such terms and conditions could have a material adverse effect on the combined company’s business, financial condition or operating results.

The information included or incorporated by reference in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

The information included in Exhibit 99.1 in this Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

(d)    Exhibits. The following information is herewith furnished as an exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and unaudited consolidated financial statement of Cavalier Telephone Corporation and subsidiaries as of and for the three-month and nine-month periods ended September 30, 2010 and 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: November 15, 2010	/s/ Keith M. Wilson
Keith M. Wilson
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1

Audited consolidated financial statements of Cavalier Telephone Corporation and subsidiaries as of December 31, 2009 and 2008, and for the years then ended, and as of December 31, 2008 and 2007, and for the years then ended, and unaudited consolidated financial statement of Cavalier Telephone Corporation and subsidiaries as of and for the three-month and nine-month periods ended September 30, 2010 and 2009.

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